PROSPECTUS SUPPLEMENT
                                  May 14, 2001*

American Express Investors Certificate
(for selected investors) (April 25, 2001)                       S-6040F

The first bullet point on the cover of the prospectus is modified as follows:

Purchase this certificate in any amount from $100,000 through $5 million. In order to invest more, you must receive prior authorization from the Issuer.

The following paragraph is added on the cover of the prospectus under the last bullet point:

This prospectus is designed for selected persons who plan to invest at least $50 million in combinations of these certificates with authorization from the Issuer. Unless you plan to invest at least $50 million, you should discuss with your relationship manager whether this is the right prospectus for you.

At page 5p in "Investment Amounts and Terms" under "About the Certificate" the following sentence is added at the end of the first paragraph:

Unless you plan to invest at least $50 million in total, with at least $5 million (exclusive of interest) for a term of 12 months or longer, you should discuss with your relationship manager whether this is the right prospectus for you.

At page 12p in "Full and Partial Withdrawals" under "How to Invest and Withdraw Funds" the following language is added as the seventh bullet point:

If you request a withdrawal or a series of withdrawals exceeding $50,000,000 in any 30-day period, the Issuer at its option may, prior to the maturity of any of these certificates, defer any payment or payments to the certificate owner for a period of not more than 30 days. If the Issuer exercises this option, interest will accrue on any such payment or payments, for the period of deferment, at a rate at least equal to that applicable to the last term of the certificate.

S-6040-11 A (5/01) Valid until next prospectus update.

*Destroy April 24, 2002